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EXHIBIT 23.1      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-48227, 33-46964, 33-10509 and 333- 92053 of Merit Medical Systems, Inc. on
Form S-8 of our report dated March 6, 2000, incorporated by reference in this Annual Report on Form 10-K of Merit Medical Systems, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Salt Lake City, Utah
March 28, 2000

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